Principal Funds, Inc.
Supplement dated February 10, 2017
to the Statement of Additional Information dated March 1, 2016 as amended and restated June 28, 2016 and November 22, 2016
(as supplemented December 16, 2016)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

PORTFOLIO MANAGER DISCLOSURE
In the Sub-Advisor: BlackRock Financial Management, Inc. section, delete all references to Chris Allen.